Exhibit 10.5

EXECUTION VERSION

CONSENT AND ACKNOWLEDGMENT

(Other First-Priority Lien Obligations)

This CONSENT AND ACKNOWLEDGMENT (this “Consent”) dated as of May 23, 2018, is executed by WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent (the “New Agent”), and acknowledged by JPMORGAN CHASE BANK, N.A., as the Applicable First Lien Agent, WILMINGTON SAVINGS FUND SOCIETY, FSB (as successor to Citibank, N.A.), as the Applicable Second Lien Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent for the holders of the 2024 Priority Senior Secured Notes (as defined in the Indenture (as defined below)), WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent for the holders of the 2025 Senior Secured Notes (as defined in the Indenture), WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent for the holders of the 2024 Senior Secured Notes (as defined in the Indenture) and EP ENERGY LLC (the “Company”) (on behalf of itself and certain of its Subsidiaries).

This Consent is with respect to that certain Amended and Restated Senior Lien Intercreditor Agreement, dated as of August 24, 2016 (as supplemented on November 29, 2016, February 6, 2017 and January 3, 2018, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Agent) referred to above.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

Reference is made to the 7.750% Senior Secured Notes due 2026 (the “Notes”) issued pursuant to that certain Indenture (the “Indenture”), dated as of the date hereof, by and among the Company, Everest Acquisition Finance Inc. (together with the Company, the “Issuers”), the subsidiary guarantors named therein (the “Notes Guarantors”) and the New Agent, as trustee and collateral agent, with respect to which the New Agent is acting (w) as trustee and collateral agent under the Indenture, (x) as collateral agent under that certain Collateral Agreement, dated as of the date hereof (the “Collateral Agreement”), by and among the Issuers, the Notes Guarantors and the New Agent, as collateral agent, (y) as collateral agent under that certain Pledge Agreement, dated as of the date hereof (the “Pledge Agreement”), by and among the Issuers, the Notes Guarantors and the New Agent, as collateral agent and (z) as collateral agent under any other Security Document (as defined in the Indenture).

Pursuant to Section 5.14 of the Intercreditor Agreement, the Company hereby notifies each of JPMorgan Chase Bank, N.A. and Wilmington Savings Fund Society, FSB (as successor to Citibank, N.A.), in each case, as the Applicable Agent, that it designates the Notes and the obligations of the Issuers and the Notes Guarantors thereunder and under the Indenture as Other First-Priority Lien Obligations under the Intercreditor Agreement.

The New Agent hereby (a) agrees to be bound by the terms of the Intercreditor Agreement as an Other First-Priority Lien Obligations Agent as if it were an Other First-Priority Lien Obligations Agent as of the date of the Intercreditor Agreement and (b) represents that it is acting in the capacity of Other First-Priority Lien Obligations Agent solely for the Secured Parties under the Indenture, the Collateral Agreement, the Pledge Agreement and any other Security Document (as defined in the Indenture).

The address of the New Agent for purposes of all notices and other communications hereunder and under the Intercreditor Agreement is Wilmington Trust, National Association, Global Capital Markets, 15950 N. Dallas Parkway, Suite 550, Dallas, TX 75248, Attention: EP Energy Administrator (Facsimile No. (888) 316-6238, Email: sgoffinet@wilmingtontrust.com).

This Consent shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent

			By:	/s/ Shawn Goffinet
				Name:	Shawn Goffinet
				Title:	Assistant Vice President

Acknowledged and Confirmed by, for purposes of the Intercreditor Agreement:

JPMORGAN CHASE BANK, N.A., as Applicable First Lien Agent

By:	/s/ Jo Linda Papadakis
	Title:	Jo Linda Papadakis
	Name:	Authorized Officer

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Applicable Second Lien Agent

By:	/s/ Patrick J. Healy
	Title:	Patrick J. Healy
	Name:	Senior Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent for the holders of the 2024 Priority Senior Secured Notes

By:	/s/ Shawn Goffinet
	Name:	Shawn Goffinet
	Title:	Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent for the holders of the 2025 Senior Secured Notes

By	/s/ Shawn Goffinet
	Name:	Shawn Goffinet
	Title:	Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent for the holders of the 2024 Senior Secured Notes

By:	/s/ Shawn Goffinet
	Name:	Shawn Goffinet
	Title:	Assistant Vice President

[Signature Page to Consent and Acknowledgment (Other First-Priority Lien Obligations) (Senior Lien Intercreditor Agreement)]

EP ENERGY LLC, on behalf of itself and its Subsidiaries Party to the Intercreditor Agreement

By:	/s/ Kyle A. McCuen
	Name:	Kyle A. McCuen
	Title:	Senior Vice President, Chief Financial Officer and Treasurer